                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - July 7, 2002


Dear Shareholders,

Hooray for the consumer. Encompassing two-thirds of U.S. gross domestic product, the consumer has continued to spend and keep the economy growing. Our government has improved security and increased spending decisively. Business profits have been the wallflower at the recovery party. Satisfied to sit in the corner with bloated inventories for months, business has gradually improved its participation as inventories declined.

Productivity has soared. In the fourth quarter of 2001, productivity improved 5.5%, and in the first quarter of 2002, it climbed 8.4%. The latter made the biggest quarterly jump in 19 years. With productivity so strong, the Federal Reserve can keep interest rates low without inflation worries.

In short, the economic outlook is hopeful, but equity markets appear to see the dark side of everything. The tech-laden NASDAQ composite index started its run in late 1998, powered by the heady mixture of Y2K spending and the onslaught of the Internet; there appeared to be no end in sight. However, the NASDAQ composite index top did come at 5132 in March of 2000. Recently the NASDAQ composite index hit the 1400 level, back to its reading in June of 1997, over five years ago.

Wall Street reverberates from the bursting of this speculative bubble. Financial and psychological damage is considerable. On top of everything, come revelations of shocking corporate management misdeeds. The most ardent capitalists wince. Markets demonstrated their displeasure with further mark downs. In periods of great pessimism, great opportunities are found.

We adjusted our portfolio to seize new opportunities. Companies bought during the first half of the year include Winnebago, the motor home manufacturer; Rent-A-Center, an expanding rental tools company; Hollywood Entertainment, a video rental company; and three companies in insurance: Brown & Brown, Ohio Casualty, and Principal Financial Group.



                                        Very truly yours,

                                        /s/ Donald H. Baxter

                                        Donald H. Baxter
                                        President

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 2002

 Shares                                                              Value
--------                                                           ----------
                             COMMON STOCKS - 93.2%

                            AEROSPACE/DEFENSE - 2.9%
 1,000     *Alliant Techsystems Inc. ............................  $  108,780
                                                                   ----------
                      BUSINESS SUPPLIES & SERVICES - 5.2%
 6,000      Harland (John H.) Co.  ..............................     195,780
                                                                   ----------
                              CONSTRUCTION - 4.4%
 3,000      Lennar Corp. ........................................     164,160
                                                                   ----------
                           FINANCIAL SERVICES - 7.7%
 2,000      Federal Home Loan Mortgage Corp. ....................     131,100
 2,000      First Data Corp. ....................................     158,400
                                                                   ----------
                                                                      289,500
                                                                   ----------
                            FOOD DISTRIBUTION - 5.0%
 5,000     *Performance Food Group Co. ..........................     187,700
                                                                   ----------
                            HEALTH CARE PLANS - 2.0%
 5,000     *Humana, Inc. ........................................      76,100
                                                                   ----------
                               INSURANCE - 13.3%
 5,000      Brown & Brown, Inc.  ................................     178,250
 1,000     *First Health Group Corp.  ...........................      27,460
 2,000      Leucadia National Corp. .............................      68,680
 5,000     *Ohio Casualty Corp. .................................     104,550
 4,000     *Principal Financial Group, Inc. .....................     121,600
                                                                   ----------
                                                                      500,540
                                                                   ----------
                      MEDICAL EQUIPMENT & SUPPLIES - 1.7%
 3,000     *STERIS Corp. ........................................      63,450
                                                                   ----------
                           MOBILE HOMES & RVs - 3.5%
 3,000      Winnebago Industries, Inc. ..........................     133,200
                                                                   ----------
                                PACKAGING - 2.2%
 2,000      Ball Corp. ..........................................      83,160
                                                                   ----------
                              REAL ESTATE - 12.8%
 5,000      LNR Property Corporation ............................     175,500
20,000     *La Quinta Properties, Inc. ..........................     150,200
10,000      United Dominion Realty Trust, Inc. ..................     158,500
                                                                   ----------
                                                                      484,200
                                                                   ----------

 Shares                                                              Value
--------                                                           ----------
                            RENTAL & LEASING - 4.5%
 3,000     *Rent-A-Center, Inc. .................................  $  170,250
                                                                   ----------
                               RESTAURANTS - 3.5%
 4,000     *P.F. Chang's China Bistro,  Inc. ....................     131,280
                                                                   ----------
                            RETAIL SPECIALTY - 8.6%
 3,000     *BJs Wholesale Club ..................................     129,750
 6,000     *Copart, Inc. ........................................      98,580
 5,000     *Hollywood Entertainment Corp.  ......................      96,800
                                                                   ----------
                                                                      325,130
                                                                   ----------
                            STAFFING SERVICES - 1.5%
 2,000     *CDI Corp. ...........................................      55,960
                                                                   ----------

                           TECHNICAL SERVICES - 2.7%
 3,000     *CACI International Inc., Cl "A" .....................     101,040
                                                                   ----------
                              TOYS & GAMES - 2.2%
 4,000      Mattel, Inc. ........................................      84,960
                                                                   ----------
                                UTILITIES - 4.0%
 9,000     *Southern Union Co. ..................................     152,100
                                                                   ----------
                        WASTE MANAGEMENT SERVICES- 5.5%
 3,000     *Stericycle Inc. .....................................     206,280
                                                                   ----------

Total Value of Common Stocks (Cost $2,101,746)...................   3,513,570
                                                                   ----------

 Principal
  Amount
----------
                          SHORT-TERM INVESTMENTS- 6.0%
 $225M      U.S. Treasury Bill 1.451% due 06/06/2002
                 (Cost $224,955).................................     224,955
                                                                   ----------

Total Value of Investments (Cost $2,326,701)............... 99.2%   3,738,525
Other Assets, less Liabilities  ...........................  0.8       29,723
                                                           -----   ----------
Net Assets.................................................100.0%  $3,768,248
                                                           =====   ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2002

ASSETS
     Investments in securities, at value
     (identified cost $2,326,701) (Note 1-A)...                    $3,738,525
   Cash........................................                        31,500
   Other assets................................                         5,814
                                                                   ----------
      TOTAL ASSETS.............................                     3,775,839


LIABILITIES
   Accrued advisory and administrative fees....      $    3,140
   Other accrued expenses......................           4,451
                                                     ----------
      TOTAL LIABILITIES........................                         7,591
                                                                   ----------

NET ASSETS.....................................                    $3,768,248
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,768,248 / 259,416 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $14.53
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,310,318
   Undistributed net investment deficit........                      (46,948)
   Accumulated net realized gain on investments                       93,054
   Net unrealized appreciation in value of
     investments...............................                    1,411,824
                                                                  ----------
      TOTAL....................................                   $3,768,248
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $14.53
   Sales commission:  8 1/2% of offering price*                         1.35
                                                                      ------
   Offering price (adjusted to nearest cent) ..                       $15.88
                                                                      ======

   Redemption price............................                       $14.53
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2002

INVESTMENT INCOME
  Income:
    Dividends..................................$ 11,413
    Interest...................................   5,178
                                               --------
          TOTAL INCOME.........................              $  16,591

  Expenses (Note 4):
    Transfer agent and dividend disbursing
         agent's fees and expenses............   16,306
    Investment advisory fee ..................   13,879
    Professional fees.........................   13,084
    Registration fees.........................    6,790
    Administrative fee........................    4,626
    Reports and notices to shareholders.......    3,198
    Custodian fees............................    3,142
    Fund accounting agent's fees..............    1,829
    Other expenses............................    2,245
                                               --------

          TOTAL EXPENSES......................   65,099
          Less: Custodian fees paid indirectly.   1,560        63,539
                                               --------      --------
          INVESTMENT INCOME-NET................               (46,948)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  93,653
    Net unrealized appreciation of
        investments............................ 216,311
                                               --------
          Net gain on investments..............               309,964
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................             $ 263,016
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months     Year Ended
                                                       Ended       November 30,
                                                    May 31, 2002      2001
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (46,948)   $  (77,135)
  Net realized gain on investments...............       93,653       305,090
  Net unrealized appreciation of investments.....      216,311       383,244
                                                    ----------    ----------
     Net increase in net assets
        resulting from operations................      263,016       656,199

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (351,956)      ----

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....      360,730       (34,040)
                                                    ----------    ----------
     Net increase in net assets..................      271,790       622,159

NET ASSETS
  Beginning of year..............................    3,496,458     2,874,299
                                                    ----------    ----------
  End of period (including undistributed net
    investment income (deficit) of ($46,948)
    and $0, respectively)........................   $3,768,248    $3,496,458
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on May 31, 2002. Short-term obligations are stated at amortized cost which approximates fair value.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 2002 there were 259,416 shares outstanding. Transactions in capital stock were as follows:

                              Six Months Ended          Year Ended
                                May 31, 2002         November 30, 2001
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------
Capital stock sold..........   9,647   $ 140,032     23,496   $ 329,893
Capital stock issued in
reinvestment of
distributions...............  23,936     339,645      ---        ---
Capital stock redeemed...... ( 8,284)   (118,947)   (25,161)   (363,933)
                            --------   ---------   --------   ---------
Net increase (decrease).....  25,299   $ 360,730    ( 1,665)  $( 34,040)
                            ========   =========   ========   =========

                            EAGLE GROWTH SHARES, INC.

3. PURCHASES AND SALES OF SECURITIES
   For the six months ended May 31, 2002 purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $1,626,792 and $957,776 respectively.

   At May 31, 2002, the cost of investments for Federal income tax purposes was $2,326,701. Accumulated net unrealized appreciation on investments was $1,411,824 consisting of $1,422,396 gross unrealized appreciation and $10,572 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund. For the six months ended May 31, 2002, BFC received $426 in commissions from the sale of Fund shares after allowing $1,241 to other dealers.

   During the six months ended May 31, 2002, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $500 and the Fund's custodian provided credits in the amount of $1,560 against custodian charges based on the uninvested cash balances of the Fund.

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                 Six Months
PER SHARE DATA                      Ended          Year  Ended  November  30,
--------------                     May 31,  ------------------------------------------
                                    2002     2001     2000     1999     1998     1997
                                   ------   ------   ------   ------   ------   ------
Net Asset Value,
   Beginning of Year...............$14.93   $12.19   $12.60   $12.95   $14.86   $13.57
                                   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....... (0.18)   (0.33)   (0.14)    0.02    (0.07)   (0.14)
Net Realized and Unrealized Gain
  (Loss) on Investments............  1.28     3.07     0.60     0.24    (0.20)    1.92
                                   ------   ------   ------   ------   ------   ------
Total From Investment Operations...  1.10     2.74     0.46     0.26    (0.27)    1.78
                                   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............   --       --      0.02      --       --       --
Net Realized Gains.................  1.50      --      0.85     0.61     1.64     0.49
                                   ------   ------   ------   ------   ------   ------
Total Distributions...............   1.50      --      0.87     0.61     1.64     0.49
                                   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period.....$14.53   $14.93   $12.19   $12.60   $12.95   $14.86
                                   ======   ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................  7.16    22.48     3.56     2.08    (1.76)   13.62
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)...................$3,768   $3,496   $2,874   $2,906   $3,100   $3,280

Ratio to Average Net Assets:
  Expenses (%)..................... 3.53 (a)  3.44     3.10     3.01     2.67     2.75
  Net Income (Loss) (%)............(2.54)(a) (2.25)   (1.13)    0.23    (0.50)   (0.95)

Portfolio Turnover Rate (%)........   32        55       56       95       33       47

  * Calculated without sales charge.
(a) Annualized
                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of May 31, 2002, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 2001 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at May 31, 2002, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
June 21, 2002

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. BOX 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP  Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                     SEMI-ANNUAL
                                                        REPORT

                                                     MAY 31, 2002

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.